EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of August 14, 2003, between GMAC Commercial Mortgage Corporation, as seller (the "Mortgage Loan Seller" or "GMACCM"), and GMAC Commercial Mortgage Securities, Inc., as purchaser (the "Purchaser").


     The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) Morgan Stanley Mortgage Capital, Inc. ("MSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase
Agreement, dated as of August 14, 2003 (the "MSMC Mortgage Loan Purchase Agreement"), between the Purchaser and MSMC, (ii) GACC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of August 14, 2003 (the "GACC Mortgage Loan Purchase Agreement"), between the Purchaser and GACC, (iii) Goldman Sachs Mortgage Company ("GSMC") (the "GSMC-Owned Mortgage Loan"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of August 14, 2003, (the "GSMC-Owned Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC and (iv) GSMC, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of August 14, 2003, (the "GSMC Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC.

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch Ratings and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 14, 2003 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee") and serviced companion loan paying agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and Goldman, Sachs & Co. (in such capacity, each an "Initial Purchaser") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.  Agreement to Purchase.
            ---------------------

     The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on August 28, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to each Mortgage Loan is the Due Date for such Mortgage Loan in August 2003. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $ 371,809,505 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

SECTION 2.  Conveyance of the Mortgage Loans.
            --------------------------------

     (a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to each Mortgage Loan after the Cut-off Date for such Mortgage Loan, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on each Mortgage Loan after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

     (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File (as such term is defined in the Pooling and Servicing Agreement) to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing


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

Agreement, provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

     (c) The Mortgage Loan Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

SECTION 3.  Examination of Mortgage Loan Files and Due Diligence Review.
            -----------------------------------------------------------

     The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

SECTION 4.  Representations,  Warranties  and  Covenants  of the  Mortgage  Loan
            Seller.
            --------------------------------------------------------------------

     (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loans, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.


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

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar


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

     security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the GSMC-Owned Mortgage Loan or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans and the GSMC-Owned Mortgage Loan and the Mortgaged Properties related to such Mortgage Loans or GSMC-Owned Mortgage Loan, the information set forth on pages A-16 through A-17, inclusive of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and GSMC-Owned Mortgage Loan, the Mortgaged Properties and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2003-C2 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "Payment Terms of the Mortgage Loans," "Risk Factors" and "Description of the Mortgage Pool," set forth on Annex A and/or Annex B to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the
     Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan
     Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

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

SECTION 5.  Representations Warranties and Covenants of the Purchaser.
            ---------------------------------------------------------

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.


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

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6.  Repurchases.
            -----------

     The Mortgage  Loan Seller  hereby  agrees to comply with  Sections 2.02 and
2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material Breach or Material Document Defect.

SECTION 7.  Closing.
            -------

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;


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

          (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8.  Closing Documents.
            -----------------

     The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

     (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

     (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

     (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

     (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

     (f) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.  Indemnification.
            ---------------

     (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or

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

several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum or the Diskette, or insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loans or GSMC-Owned Mortgage Loan contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller, the Mortgage Loans, the GSMC-Owned Mortgage Loan or the related the Mortgaged Properties contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2003-C2 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types,"
"--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors" and/or "Description of the Mortgage Pool" or contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-107510 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated July 31, 2003, as supplemented by the prospectus supplement dated August 14, 2003 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated August 14, 2003, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the

Commission to the Public Securities Association (together, the "Kidder Letters"; and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan information and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party, which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11
(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

SECTION 10. Costs.
            -----

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

SECTION 11. Notices.
            -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to GMAC Commercial Mortgage Corporation, at 200 Witmer Road, Horsham, Pennsylvania 19044-8015,
Attention: Structured Finance Manager, facsimile no. (215)

328-1775, with a copy to GMAC Commercial Mortgage Corporation, or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

SECTION 12. Third Party Beneficiaries.
            -------------------------

     Each of the officers,  directors  and  controlling  persons  referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage Loan Seller to the same extent as if it was a party hereto.

SECTION 13. Representations Warranties and Agreements to Survive Delivery.
            -------------------------------------------------------------

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

SECTION 14. Severability of Provisions.
            --------------------------

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

SECTION 15. Counterparts.
            ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16. GOVERNING LAW.
            -------------

THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17. Further Assurances.
            ------------------

     The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18. Successors and Assigns.
            ----------------------

     The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan
Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

SECTION 19. Amendments.
            ----------

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner, which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

     IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    GMAC COMMERCIAL MORTGAGE CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:   David Lazarus
                                       Title:  Senior Vice President


                                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                    By:
                                       -----------------------------------------
                                       Name:   David Lazarus
                                       Title:  Vice President

                                    EXHIBIT A

                             Mortgage Loan Schedule



Loan Number     Property Name                       Address                                        City               State
------------------------------------------------------------------------------------------------------------------------------------
40929           Fashion Outlet of Las Vegas         32100 South Las Vegas Boulevard                Primm              Nevada
40723           River Oaks West Apartments          43355 Cliffside Court                          Novi               Michigan
38274           Valle Del Oro                       1452 South Ellsworth Road                      Mesa               Arizona
39438           Doubletree Suites (Charleston)      181 Church Street & 35 Hayne Street            Charleston         South Carolina
41671           Estancia Apartments                 7871 Mission Grove Parkway South               Riverside          California
40389           Woodbridge Crossing Retail Center   465 Green Street                               Woodbridge         New Jersey
40644           Gateway Corporate Center            21660 and 21700 East Copley Drive              Diamond Bar        California
40641           G&L Portfolio- 405 North Bedford    405 North Bedford Drive & 9675 Brighton Way    Beverly Hills      California
40755           187 Millburn Ave                    187 Millburn Avenue                            Millburn           New Jersey
40793           421 North Beverly Drive             421 North Beverly Drive                        Beverly Hills      California
40734           G&L Portfolio- 416 North Bedford    416 North Bedford Drive                        Beverly Hills      California
34830           Buschs Shopping Center              15185 North Sheldon Road                       Plymouth           Michigan
40229           Homewood Suites/Miami Blue Lagoon   5500 Blue Lagoon Drive                         Miami              Florida
41269           South Towne Center                  5030 MoPac South                               Austin             Texas
38864           Victory- Cedar Hills                3520-3790 Blanding Boulevard                   Jacksonville       Florida
39856           8520-8522 National Boulevard        8520-8522 National Boulevard                   Culver City        California
41027           Western Business Park               4178 Business Park Drive                       Amarillo           Texas
40015           Branford Business Center            30-36 East Industrial Road                     Branford           Connecticut
32994           TownePlace Suites-Sterling          21123 Whitfield Place                          Sterling           Virginia
41499           Saratoga Palms Apartments           3850 Mountain Vista Street                     Las Vegas          Nevada
41157           Madison Marketplace                 25377-25395 Madison Avenue                     Murietta           California
38423           Mission Heights Apartments          2800 South Mission Road                        Tucson             Arizona
40720           Friars Office Building              7801 Mission Center Court                      San Diego          California
40740           Roble Vista Apartments              220 Palo Alto Avenue                           Palo Alto          California
41029           Lincoln Heights Apartments          5800 Harper Drive, NE                          Albuquerque        New Mexico
41098           Los Alamos Plaza                    8787 East Pinnacle Peak Road                   Scottsdale         Arizona
40651           Ontario Center                      2463-2535 South Euclid Avenue                  Ontario            California
40731           Pacific Arcade Shopping Center      6324-6338 Pacific Boulevard                    Huntington Park    California
41468           4901 Sepulveda Boulevard            4901-4929 Sepulveda Boulevard                  Culver City        California
38421           Santa Clara Apartments              6340 S. Santa Clara Avenue                     Tucson             Arizona
40524           Randol Mill West                    1608-60 Randol Mill Road West                  Arlington          Texas
41574           Brookhill Village Apartments        900 Brookhill Circle                           Pell City          Alabama
40585           Summer Stone Apartments             686 Lee Road 315                               Phenix City        Alabama
39794           Bear Lakes Mobile Estate            300 Luman Road                                 Phoenix            Oregon
39942           CVS Pharmacy (Hialeah)              2391 West 68th Street                          Hialeah            Florida

                                   Mortgage                                                  Remaining
                                     Rate        Rate      Original       Cut-Off Date         Term to
Loan Number          Zip Code        (%)         Type      Balance ($)      Balance ($)    Maturity (Mos.)  Maturity Date   ARD date
------------------------------------------------------------------------------------------------------------------------------------
40929                  89019       6.52000       Fixed     61,000,000       60,956,117          119           7/1/2013
40723                  48050       5.53000       Fixed     46,500,000       46,500,000          120           8/1/2013
38274                  85208       5.24000       Fixed     28,000,000       27,939,576          58            6/1/2008
39438                  29401       5.94000       Fixed     25,000,000       25,000,000          82            6/1/2010
41671                  92508       4.50000       Fixed     19,584,000       19,560,659          59            7/1/2008
40389                  07095       5.70000       Fixed     18,600,000       18,600,000          120           8/1/2013
40644                  91765       4.85000       Fixed     14,700,000       14,665,588          58            6/1/2008
40641                  90210       5.69000       Fixed     14,175,000       14,162,272          119           7/1/2013
40755                  07041       5.30000       Fixed     12,560,000       12,560,000          120           8/1/2013
40793                  90210       5.22000       Fixed     12,500,000       12,487,394          119           7/1/2013
40734                  90210       5.69000       Fixed     11,325,000       11,314,831          119           7/1/2013
34830                  48170       5.72000       Fixed     10,500,000       10,500,000          120           8/1/2013
40229                  33126       6.50000       Fixed     10,450,000       10,437,932          119           7/1/2013
41269                  78735       5.79000       Fixed     10,250,000       10,241,028          119           7/1/2013
38864                  32210       5.80000       Fixed     10,250,000       10,177,989          79            3/1/2010
39856                  90232       5.65000       Fixed     10,000,000       9,990,929           119           7/1/2013
41027                  79110       5.72000       Fixed     8,750,000        8,750,000           180           8/1/2018
40015                  06405       5.60000       Fixed     7,300,000        7,285,416           118           6/1/2013
32994                  20165       7.87500       Fixed     6,150,000        5,999,574           97            9/1/2011
41499                  89121       5.34000       Fixed     5,750,000        5,750,000           120           8/1/2013
41157                  92562       5.80000       Fixed     5,500,000        5,500,000           120           8/1/2013
38423                  85713       5.45000       Fixed     5,100,000        5,089,476           118           6/1/2013
40720                  92108       5.75000       Fixed     4,050,000        4,050,000           120           8/1/2013
40740                  94301       5.38000       Fixed     3,900,000        3,896,217           119           7/1/2013
41029                  87109       5.30000       Fixed     3,653,600        3,645,815           118           6/1/2013
41098                  85255       5.35000       Fixed     3,225,000        3,225,000           118           6/1/2013
40651                  91762       5.50000       Fixed     3,200,000        3,196,986           119           7/1/2013
40731                  90255       5.51000       Fixed     3,100,000        3,093,685           118           6/1/2013
41468                  90230       5.81000       Fixed     2,700,000        2,700,000           120           8/1/2013
38421                  85706       5.45000       Fixed     2,600,000        2,594,635           118           6/1/2013
40524                  76012       5.85000       Fixed     2,550,000        2,550,000           120           8/5/2013
41574                  35125       4.85000       Fixed     2,500,000        2,500,000           144           8/1/2015
40585                  36877       5.60000       Fixed     2,260,000        2,255,485           118           6/1/2013
39794                  97535       5.78000       Fixed     2,100,000        2,098,157           119           7/1/2013
39942                  33016       5.68000       Fixed     1,600,000        1,595,404           117           5/1/2013

                                             Credit
                 Date       Monthly    ARD    Lease                                 Cross Collateralized       Annualized Debt
Loan Number  payment due    payment    Loan    Loan        Prepayment Provision             Groups                  Service
------------------------------------------------------------------------------------------------------------------------------------
40929                1      386,364                   Lockout/25_Defeasance/92_0%/3                                4,636,370
40723                1      264,898                   Lockout/24_Defeasance/91_0%/5                                3,178,773
38274                1      154,444                   Lockout/26_Defeasance/30_0%/4                                1,853,324
39438                1      160,160                   Lockout/38_Defeasance/44_0%/2                                1,921,916
41671                1       99,229                  Lockout/36_>YM or 1%/20_0%/4                                  1,190,751
40389                1      107,954                   Lockout/24_Defeasance/92_0%/4                                1,295,454
40644                1       77,571                  Lockout/26_>YM or 1%/30_0%/4                                   930,848
40641                1       82,182                  Lockout/25_Defeasance/90_0%/5                                  986,183
40755                1       69,746                  Lockout/24_Defeasance/92_0%/4                                  836,955
40793                1       68,793                  Lockout/25_Defeasance/91_0%/4                                  825,521
40734                1       65,659                  Lockout/25_Defeasance/90_0%/5                                  787,903
34830                1       61,075                  Lockout/24_Defeasance/94_0%/2                                  732,902
40229                1       70,559                  Lockout/37_Defeasance/79_0%/4                                  846,710
41269                1       60,077                  Lockout/25_>YM or 1%/91_0%/4                                   720,923
38864                1       64,793                  Lockout/29_Defeasance/53_0%/2                                  777,522
39856                1       57,724                  Lockout/25_Defeasance/93_0%/2                                  692,683
41027                1       61,283                  Lockout/24_Defeasance/154_0%/2                                 735,390
40015                1       41,908                  Lockout/26_Defeasance/92_0%/2                                  502,893
32994                1       46,959                  Lockout/47_Defeasance/71_0%/2                                  563,503
41499                1       32,073                  Lockout/24_>YM or 1%/94_0%/2                                   384,876
41157                1       32,271                  Lockout/24_Defeasance/94_0%/2                                  387,257
38423                1       28,797                  Lockout/26_Defeasance/92_0%/2                                  345,569
40720                1       23,635                  Lockout/24_Defeasance/94_0%/2                                  283,616
40740                1       21,851                  Lockout/25_Defeasance/93_0%/2                                  262,212
41029                1       20,289                  Lockout/26_Defeasance/92_0%/2                                  243,463
41098                1       18,009                  Lockout/26_Defeasance/92_0%/2                                  216,106
40651                1       18,169                  Lockout/25_Defeasance/93_0%/2                                  218,031
40731                1       17,621                  Lockout/26_Defeasance/90_0%/4                                  211,451
41468                1       15,860                  Lockout/24_Defeasance/92_0%/4                                  190,314
38421                1       14,681                  Lockout/26_Defeasance/92_0%/2                                  176,173
40524                5       15,043                  Lockout/24_>YM or 1%/92_0%/4                                   180,522
41574                1       13,192                  Lockout/24_Defeasance/116_0%/4                                 158,308
40585                1       12,974                  Lockout/26_Defeasance/93_0%/1                                  155,690
39794                1       12,295                  Lockout/25_Defeasance/92_0%/3                                  147,541
39942                1        9,266                  Lockout/27_Defeasance/91_0%/2                                  111,194


                                 Additional
                 Broker Strip    Servicing     Environmental      Letter of                        Servicing
Loan Number           Loan        Fee Loan     Insurance Loan     Credit Loan      Leasehold       Fee Rate (%)    Loan Seller
------------------------------------------------------------------------------------------------------------------------------------
40929                                                                                  Yes           6.52000         GMACCM
40723                                                                                                5.53000         GMACCM
38274                                                                                                5.24000         GMACCM
39438                                                                                                5.94000         GMACCM
41671                                                                                                4.50000         GMACCM
40389                                                                                   Yes          5.70000         GMACCM
40644                                                                                                4.85000         GMACCM
40641                                                                                                5.69000         GMACCM
40755                                                                                                5.30000         GMACCM
40793                                                                                                5.22000         GMACCM
40734                                                                                                5.69000         GMACCM
34830                                                                                                5.72000         GMACCM
40229                                                                                                6.50000         GMACCM
41269                                                                                                5.79000         GMACCM
38864                                                Yes                                             5.80000         GMACCM
39856                                                                     Yes                        5.65000         GMACCM
41027                                                                                                5.72000         GMACCM
40015                                                                                                5.60000         GMACCM
32994                                                                                                7.87500         GMACCM
41499                                                                                                5.34000         GMACCM
41157                                                                                                5.80000         GMACCM
38423                                                                                                5.45000         GMACCM
40720                                                                                                5.75000         GMACCM
40740                                                                                                5.38000         GMACCM
41029                                                                                                5.30000         GMACCM
41098                                                                                                5.35000         GMACCM
40651                                                                                                5.50000         GMACCM
40731                                                                                                5.51000         GMACCM
41468                                                                                                5.81000         GMACCM
38421                                                                                                5.45000         GMACCM
40524                                                                                                5.85000         GMACCM
41574                                                                                                4.85000         GMACCM
40585                                                                                                5.60000         GMACCM
39794                                                                                                5.78000         GMACCM
39942                                                                                                5.68000         GMACCM


                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

     For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) after the Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage Loan Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, have reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Note, Mortgage, lender's title policy and any letters of credit or ground leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Mortgage Loan Seller or any servicer acting on its behalf. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

     The Mortgage Loan Seller hereby represents and warrants with respect to the Mortgage Loans that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, and subject to Section 18 of this
Agreement:

          (1)  Mortgage  Loan  Schedule.  The  information  pertaining  to  each
               ------------------------
Mortgage Loan set forth in the Mortgage Loan Schedule to the Pooling and Servicing Agreement was true and accurate in all material respects as of the Cut-Off Date and contains all of the information set forth in the definition of "Mortgage Loan Schedule" in the Pooling and Servicing Agreement.

          (2) Ownership of Mortgage Loans.  Immediately prior to the transfer of
              ---------------------------
the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan. The Mortgage Loan Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (other than the rights to servicing and related compensation as reflected in the Mortgage Loan Schedule). Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights described on Schedule B-41 hereto or otherwise contemplated by this Agreement or the Pooling and Servicing Agreement). The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, endorsed to the Purchaser, or its designee, in conformity with the requirements of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each such endorsement is genuine.

          (3) Payment Record.  Such Mortgage Loan was not as of the Cut-off Date
              --------------
for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

          (4) Lien; Valid  Assignment.  The Mortgage related to and delivered in
              -----------------------
connection with each Mortgage Loan constitutes a legal, valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, except for the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (c) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below); and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same group of Cross-Collateralized Mortgage Loans. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan or materially and adversely affect the value of the Mortgage Loan . The related assignment of the Mortgage for each Mortgage Loan, executed and delivered in favor of the Trustee, is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          (5) Assignment of Leases. There exists as part of the related Mortgage
              --------------------
File an Assignment of Leases (an "Assignment of Leases") either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, first priority collateral assignment of, or a valid perfected first priority lien on or security interest in, certain rights under the related lease or leases, including the right to receive all payment due under the related Lease, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property and none of the related leases contains any restriction on such collateral assignment or creation of a security interest therein, as applicable. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

          (6)  Mortgage  Status;  Waivers  and  Modifications.  The terms of the
               ----------------------------------------------
Mortgage Loan have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security provided by such Mortgage Loan and the related Mortgaged
Property  other  than any  material  amendment  or  modification  which has been effected pursuant to a written instrument and has been duly submitted for recordation to the extent necessary to protect the interests of the mortgagee, and is a part of the related Mortgage File. Except as set forth on Schedule B-6, no consents, waivers, modifications, alterations or assumptions of any kind with respect to a Mortgage Loan have occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation. The Mortgage Loan Seller has not taken any affirmative action inconsistent with the Servicing Standard that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

          (7) Condition of Property;  Condemnation. In the case of each Mortgage
              ------------------------------------
Loan, one or more engineering reports were prepared in connection with the origination of such Mortgage Loan by an independent third-party engineering firm who inspected the Mortgaged Property, and except as set forth in such engineering assessment(s) or on Schedule B-7A, the related Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan

(except in cases set forth in clauses (a), (b) and (c) below). As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Mortgage Loan Seller has not received actual notice of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property. Except as set forth on Schedule B-7B, if any of the engineering reports referred to above in this Paragraph 7 revealed any material damage or material deferred maintenance, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in a percentage equal to 125% of the amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimate of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than (i) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan or (ii) $50,000 whichever is less. As of the date of the origination of each Mortgage Loan, except as set forth on Schedule B-7B: (x) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not affect the value or current principal use of such Mortgaged Property to any material extent, (y) no improvements on adjoining properties encroached upon such Mortgaged Property so as to affect the value or current principal use of such Mortgaged Property to any material extent, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below and (z) the Mortgaged Property securing each Mortgage Loan is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

          (8) Title  Insurance.  The lien of each  Mortgage  securing a Mortgage
              ----------------
Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, the Mortgage Loan Seller has made no claims thereunder and, to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. The Mortgage Loan Seller has not, and to the Mortgage Loan Seller's knowledge, no prior holder of the related Mortgage has done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser or its designee and recording of the related Assignment of Mortgage in favor of the Purchaser or its designee in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for any of the following circumstances, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) that the related Mortgaged Property has access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage. Such Title Policy contains no exclusion regarding the encroachment upon any easements of any permanent improvements located on the related Mortgaged Property for which the grantee of such easement has the ability to force removal of such improvement, or such Title Policy affirmatively insures against losses caused by forced removal of any material permanent improvements on the related Mortgaged Property that encroach upon any material easements.

          (9) No Holdback.  The proceeds of each  Mortgage  Loan have been fully
              -----------
disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. If the related Mortgage Loan documents include any requirements regarding (a) the completion of any on-site or off-site improvements and (b) the disbursement of any funds escrowed for such purpose, and if those requirements were to have been complied with on or before the Closing Date, then such requirements have been complied with in all material respects or such funds so escrowed have not been released except to the extent specifically provided by the related Mortgage Loan documents.

          (10) Mortgage Provisions.  The Mortgage Note, Mortgage (along with any
               -------------------
security agreement and UCC financing statement) and Assignment of Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions for commercial Mortgage Loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. The Mortgage Loan documents for each Mortgage Loan, subject to applicable law, provide for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents if there is an event of default under such Mortgage Loan.

          (11)  Trustee  under Deed of Trust.  If the  Mortgage for any Mortgage
                ----------------------------
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either (i) been properly designated, has accepted such designation and currently so serves or (ii) may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the Depositor or any transferee thereof except for such fees and expenses (all of which are the obligation of the related Mortgagor under the related Mortgage Loan documents) as would be payable in connection with a trustee's sale after default by the related
Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

          (12)  Environmental  Conditions.  Except in the case of the  Mortgaged
                -------------------------
Properties identified on Schedule B-12A, (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged

Property ("Environmental Report"), or an update of such an assessment, was performed by a licensed (to the extent required by applicable state law) reputable, independent third-party environmental consulting firm with respect to each Mortgaged Property in connection with the origination of such Mortgage Loan and/or thereafter updated such that, except as set forth on Schedule B-12B, such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule B-12C, one or more of the following are true: (A) one or more parties not related to or including the related Mortgagor and collectively having financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, were identified as the responsible party or parties for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects, (C) if and to the extent that such condition or circumstances can, based upon the recommendation set forth in the subject Environmental Report, be remediated or otherwise appropriately addressed in all material respects through the implementation of an operations and maintenance plan, the related Mortgagor was required to obtain and maintain an operations and maintenance plan, (D) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (E) such conditions or circumstances were investigated further and based upon such additional investigation, an independent third-party environmental consultant recommended no further investigation or remediation, (F) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than the lesser of 2% of the outstanding principal balance of the related Mortgage Loan or $50,000, (G) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller at origination to be sufficient for purposes of effecting such remediation, (H) the related Mortgaged Property is identified on Schedule B-12D and insured under a policy of insurance subject to per occurrence and aggregate limits and a deductible, each as set forth on Schedule C-12D, against certain losses arising from such circumstances and conditions or (I) a party with financial resources reasonably estimated by the Mortgage Loan Seller at the time of origination to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Mortgage Loan Seller's actual knowledge, having made no independent inquiry other than reviewing the Environmental Reports(s) and employing an environmental consultant to perform the assessment(s) referenced herein, there are no material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. The Mortgage Loan Seller has not taken any affirmative action which would cause the Mortgaged Property securing any Mortgage Loan not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Mortgagor represents and warrants in the related Mortgage Loan documents substantially to the effect that, except as set forth in certain specified environmental reports and to the Mortgagor's knowledge, as of the date of origination, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials which violate federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on Schedule B-12D, the related Mortgagor (or an affiliate thereof) has agreed to indemnify mortgagee against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

          (13) Loan Document  Status.  Each Mortgage Note,  Mortgage,  and other
               ---------------------
agreement executed by or on behalf of the related Mortgagor, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. The Mortgage Loan Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

          (14) Insurance.  Except as otherwise set forth on Schedule B-14A,  all
               ---------
improvements upon each Mortgaged Property are insured under a fire and extended perils insurance policy included within the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount (subject to a customary and reasonable deductible) at least equal to the full insurable replacement cost of the improvements located on such Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of coinsurance and does not permit reduction in insurance proceeds for depreciation. Except in the case of the Mortgaged Properties identified on Schedule B-14B hereto, each Mortgaged Property is the subject of a business interruption, actual loss sustained or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements upon the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in a flood zone area as identified in the Federal

Register by the Federal Emergency Management Agency as a 100 year flood zone or special hazard area, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, or (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. If any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period. If the Mortgaged Property for any Mortgage Loan is located in any of the locations set forth on Schedule B-14WS, then such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of
(i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' (fifteen
(15) days for non-payment of premiums) prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders or as recommended by a reputable, independent insurance consultant. If any Mortgaged Property is, to the Mortgage Loan Seller's knowledge, a materially non-conforming use or structure under applicable zoning laws and ordinances, then, in the event of a material casualty or destruction, one or more of the following is true: (i) such Mortgaged Property may be restored or repaired to materially the same extent of the use or structure at the time of such casualty;
(ii) such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders or as recommended by a reputable, independent insurance consultant; or (iii) the amount of hazard insurance currently in place and required by the related Mortgage Loan documents would generate proceeds sufficient to pay off the subject Mortgage Loan. Additionally, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch Ratings of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent) except that for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A (or the equivalent), or from A.M. Best of not less than "A:IX" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the Mortgagee to require insurance as described above. Except under circumstances set forth in the related Mortgage Loan documents that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Based on the due diligence performed by the Mortgage Loan Mortgage Loan Seller, which in all events was at least such due diligence as a prudent commercial mortgage lender (with respect to the below referenced insurance policies regarding the origination of the related Mortgage Loan) or a prudent commercial mortgage servicer (with respect to any renewal of the below referenced insurance policies since the origination of the related Mortgage
Loan) would undertake with respect to such issue after September 11, 2001, for each Mortgage Loan, except as indicated on Schedule B-14C, the related all risk property casualty insurance policy and business interruption policy do not specifically exclude acts of terrorism, or any related damage claims, from coverage as of the later of (i) the date of origination of the Mortgage Loan and
(ii) the last date as of which the policy was renewed or amended except as indicated on Schedule __, and the related loan documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. To the Mortgage Loan Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction and all insurance described above is in full force and effect.

          (15)  Taxes and  Assessments.  No real  estate  taxes or  governmental
                ----------------------
assessments or governmental charges that prior to the Cut-Off Date became due and owing in respect of each Mortgaged Property are delinquent and unpaid, or, an escrow of funds in an amount sufficient to pay such payments has been established. Such taxes, assessments and charges shall not be considered delinquent and unpaid until the date on which interest or penalties may first be payable thereon.

          (16)  Mortgagor  Bankruptcy.  No Mortgaged  Property,  nor any portion
                ---------------------
thereof is the subject of, and no Mortgagor under a Mortgage Loan is a debtor in, any state or federal bankruptcy, insolvency or similar proceeding.

          (17) Local Law  Compliance.  To the Mortgage Loan Seller's  knowledge,
               ---------------------
based upon a letter from governmental authorities, an opinion of counsel, a zoning consultant's report, an endorsement to the related Title Policy, or (when such would be acceptable to a reasonably prudent commercial mortgage lender) a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, except as described on Schedule B-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property: (i) are not in violation of any applicable building codes or land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation, current principal use or net operating income of the Mortgaged Property which are not covered by title insurance; and (ii) are in material compliance with applicable zoning laws and ordinances, including all such applicable parking ordinances or requirements, or constitute a legal non-conforming use or structure (provided that with respect to any non-conformity with such laws or ordinances either: (x) in the event of casualty or destruction, the use or structure may be restored or repaired to the full extent of the use or structure at the time of such casualty as provided in Paragraph 14 above; (y) law and ordinance insurance coverage has been obtained for the structure or use as provided in Paragraph 14 above; or (z) such non-compliance does not materially and adversely affect the value of the related Mortgaged Property).

          (18)  Leasehold  Estate Only.  If any Mortgage  Loan is secured by the
                ----------------------
interest of a Mortgagor as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in the subject real property (the "Fee Interest"), then, except as set forth on Schedule B-18:

               (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; to the extent required under such Ground Lease, the lessor under such Ground Lease has been sent notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

               (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances, and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

               (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date); and in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of such lessor;

               (d) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received, as of the Closing Date, any notice that an event of default has occurred thereunder and to the Mortgage Loan Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

               (e) Such Ground Lease requires the lessor under such Ground Lease thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan provided such mortgagee has provided such lessor with notice of its lien in accordance with the provisions of such Ground Lease and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease and the Mortgage Loan Seller has provided such lessor with notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

               (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

               (g) Except as set forth on Schedule B-18G, such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty
          (20) years beyond the end of the amortization term of such Mortgage Loan;

               (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease by reason of default by the Mortgagor including termination as a result of a rejection of such Ground Lease in a bankruptcy proceeding;

               (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of such Ground Lease and the related Mortgage Loan documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

               (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

               (k) The lessor under such Ground Lease is not permitted in the absence of an uncured default to disturb the possession, interest or quiet enjoyment of the tenant in any manner, which would materially adversely affect the security provided by such Ground Lease and the related Mortgage; and

               (l) Such Ground Lease provides that it may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns.

     (19)  Qualified  Mortgage.  Such  Mortgage  Loan is a "qualified  mortgage"
           -------------------
within the meaning of Section  860G(a)(3)  of the Code and  Treasury  regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

     (20)  Advancement  of Funds.  The Mortgage Loan Seller has not (nor, to the
           ---------------------
Mortgage Loan Seller's knowledge, has any prior holder of such Mortgage Loan) advanced funds or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (or a tenant at or the property manager of the related Mortgaged Property), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

     (21) No Equity Interest,  Equity Participation or Contingent  Interest.  No
          -----------------------------------------------------------------
Mortgage Loan contains any equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. Neither the Mortgage Loan Seller nor any Affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise.

     (22) Legal  Proceedings.  To the Mortgage  Loan Seller's  knowledge,  as of
          ------------------
origination of the Mortgage Loan, there were no, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Mortgagor (or any guarantor to the extent a reasonably prudent commercial or multifamily, as applicable, mortgage lender would consider such guarantor material to the underwriting of such Mortgage
Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations under the applicable guaranty.

     (23) Other Mortgage Liens.  Except as otherwise set forth on Schedule B-23,
          --------------------
none of the Mortgage Loans permits the related Mortgaged Property or any direct controlling interest in the related Mortgagor to be encumbered by any mortgage lien or, in the case of a direct controlling interest in the related Mortgagor, a lien to secure any other debt, without the prior written consent of the holder of the subject Mortgage Loan or the satisfaction of debt service coverage or similar criteria specified therein. To the Mortgage Loan Seller's knowledge, as of origination of the subject Mortgage Loan, and to the Mortgage Loan Seller's actual knowledge, as of the Closing Date, except as otherwise set forth on Schedule B-23, and except for cases involving other Mortgage Loans, no Mortgaged Property securing the subject Mortgage Loan is encumbered by any other mortgage liens (other than Permitted Encumbrances) and no direct controlling equity interest in the related Mortgagor is encumbered by a lien to secure any other debt. The related Mortgage Loan documents do not specifically prohibit the mortgagee from requiring the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees, or would permit the subject mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

     (24) No Mechanics'  Liens. To the Mortgage Loan Seller's  knowledge,  as of
          --------------------
the origination of the Mortgage Loan, and, to the Mortgage Loan Seller's actual knowledge, as of the Closing Date: (i) each Mortgaged Property (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such mechanic's or materialmen's lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

     (25)  Compliance  with Usury Laws. Each Mortgage Loan complied with, or was
           ---------------------------
exempt from, all applicable usury laws in effect at its date of origination.

     (26)  Licenses  and  Permits.  Except as set forth on Schedule  B-26,  each
           ----------------------
Mortgage Loan contains provisions substantially to the effect that, to the extent required by applicable law, each Mortgagor is required to be qualified to do business and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning, parking and building laws or ordinances, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

     (27) Cross-Collateralization. No Mortgage Loan is cross-collateralized with
          -----------------------
any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages upon which recording taxes and fees were paid in an amount sufficient to allow the mortgagee to realize on the Mortgaged Properties in an amount at least equal to the original principal balance of such Mortgage Loan.

     (28)  Releases  of  Mortgaged  Properties.  Except as set forth on Schedule
           -----------------------------------
B-28A, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the
related   Mortgage   Loan;   provided   that  the   Mortgage   Loans
that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements, (ii) the payment of a release price for the released property or parcel as set forth on Schedule C-28B or
(iii) the delivery of comparable substitute real estate collateral subject to certain conditions precedent as set forth on Schedule B-28C. Notwithstanding the foregoing, any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in its underwriting of such Mortgage Loan. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted pursuant to the terms of any Mortgage Note or Mortgage will constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2). With respect to any release or substitution, the related Mortgagor is required to pay all reasonable costs and expenses associated therewith incurred by the mortgagee including any Rating Agency fees and expenses.

     (29) Defeasance. Each Mortgage Loan containing provisions for defeasance of
          ----------
all or a portion of the Mortgaged Property either (i) requires the prior written consent of, and compliance with all conditions set by, the holder of the Mortgage Loan, or (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, and (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of non-callable U.S. government securities in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) at the mortgagee's election, the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (D) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. The Mortgagor is required by the Mortgage Loan documents to pay all reasonable costs and expenses, including but not limited to Rating Agency fees, accountants fees and legal fees, associated with such defeasance.

     (30)  Inspection.  Except as set forth on Schedule  B-30, the Mortgage Loan
           ----------
Seller, an affiliate of the Mortgage Loan Seller, or a correspondent in the conduit funding program of the Mortgage Loan Seller, inspected, or caused the inspection of, each Mortgaged Property within twelve (12) months of the Closing Date.

     (31) No Material  Default.  Other than  payments due but not yet 30 days or
          --------------------
more past due, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit B.

     (32)   Due-on-Sale.   The  Mortgage  for  each  Mortgage  Loan  contains  a
            -----------
"due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the related Mortgage for all such actions requiring such consent or approval under the related Mortgage, including Rating Agency fees and the cost of counsel opinions relating to REMIC or other securitization tax issues.

     (33) Single Purpose Entity.  Except as otherwise described on Schedule B-33
          ---------------------
hereto, each Mortgage Loan with an original principal balance over $5,000,000.00 requires the related Mortgagor to be, at least for so long as the Mortgage Loan is outstanding, and to the Mortgage Loan Seller's actual knowledge, the related Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. In addition, each Mortgage Loan with a Cut-off Date Principal Balance of $20,000,000 or more, except as set forth on Schedule B-33, the related Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis; hold itself out as being a legal entity, separate and apart from any other person, and such organizational documents further provide substantially to the effect that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the consent of an independent director or member or the unanimous consent of all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Mortgagor shall have an outside independent director or member. The Mortgage Loan Seller has obtained, and the Servicing File contains, with respect to each Mortgage Loan having a Cut-off Date Principal Balance of $20,000,000 or more, in connection with its origination or acquisition thereof, a counsel's opinion regarding non-consolidation of the Mortgagor. The organization documents of any Mortgagor on a Mortgage Loan having a Cut-off Date Principal Balance of

$20,000,000 or more that is a single member limited liability company, provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member and the Mortgage Loan Seller has obtained in connection with its origination or acquisition of the subject Mortgage Loan, and the Servicing File contains, an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Mortgagor but not the assets of the Mortgagor.

     (34) Whole Loan. Each Mortgage Loan is a whole loan and not a participation
          ----------
interest in a mortgage loan.

     (35) Tax Parcels.  Except as described on Schedule B-35 of this  Agreement,
          -----------
each Mortgaged Property constitutes one or more complete separate tax lots containing no other property, or is subject to an endorsement under the related Title Policy insuring same, or an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

     (36) Security  Interests.  UCC Financing  Statements have been filed and/or
          -------------------
recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan), which in all cases, includes any elevators and all Mortgagor-owned furniture, fixtures and equipment material to the operation and use of the Mortgaged Property as presently operated, and if such Mortgaged Property is a hotel or self-storage facility, operated by the related Mortgagor, then such personal property constitutes all of the material personal property required to operate the Mortgagor's business as currently operated (other than any personal property subject to a leasing arrangement or purchase money security interest permitted under the terms of such Mortgage Loan or any other applicable personal property leases, provided, the related Mortgage Loan documents contain a provision providing for the assignment of such leases and related contracts to the mortgagee in the event of a foreclosure of the Mortgage Loan) and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable first priority (except as noted above in this Paragraph
36) lien and security interest, to the extent perfection may be effected pursuant to applicable law solely by recording or filing UCC Financing Statements, on such items of personalty except as enforceability may be limited as set forth in Paragraph 13. In the case of each Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first security interest in Mortgagor's related operating revenues with respect to such Mortgaged Property. An assignment of each UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in blank which the Purchaser or Trustee, as applicable, or its designee is authorized to complete and to file in the filing office in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection or priority of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

     (37)  Disclosure  to  Environmental  Insurer  and  Other  Matters.  If  the
           -----------------------------------------------------------
Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Mortgage Loan Seller:

          (a) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Mortgage Loan Seller's possession or are otherwise known to the Mortgage Loan Seller; or

          (b) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Mortgage Loan Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then: (v) all premiums for such insurance have been paid and any deductible is held in escrow by the Mortgage Loan Seller and will be transferred to the Purchaser; (w) such insurance is in full force and effect;
(x) the policy is in an amount equal to at least 125% of the principal balance of the Mortgage Loan; (y) the policy has a term that ends no sooner than five
(5) years after the maturity date of the Mortgage Loan and is not cancelable during such term; and (z) (i) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule C-38, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or
(B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan. If the Mortgage Loan is listed on Schedule B-12D and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect and, to the Mortgage Loan Seller's knowledge, the

Mortgagor has made the disclosures and complied with the requirements of clauses
(a) and (b) of this Paragraph 37.

     (38) Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums
          -------------------------------------------------
and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treas. Reg.
Section 1.860G-1(b)(2).

     (39)  Operating  Statements.  Except as set forth on  Schedule  B-39,  each
           ---------------------
Mortgage Loan requires the Mortgagor, in some cases only at the request of the holder of the related Mortgage, to provide the owner or holder of the related Mortgage with at least quarterly and annual operating statements, rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements with respect to each Mortgage Loan with an original principal balance greater than $20 million shall be audited (or prepared and certified) by an independent certified public accountant upon the request of the holder of the related Mortgage.

     (40) Recourse. Each Mortgage Loan is non-recourse; provided that, except as
          --------
described on Schedule B-40, the Mortgagor and either a principal of the Mortgagor or other individual guarantor, with assets other than any interest in the Mortgagor, is liable in the event of (i) fraud or material intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits (to the extent received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business), (iii) violation of applicable environmental laws or breaches of environmental covenants or (iv) the filing of a voluntary bankruptcy or insolvency proceeding by the Mortgagor; and provided, further, that, with respect to clause (iii) of the preceding proviso, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Mortgage Loan Seller or anyone acting on behalf of the Mortgage Loan Seller.

     (41) Assignment of Collateral. There is no material collateral securing any
          ------------------------
Mortgage Loan that has not been assigned to the Purchaser.

     (42) Fee  Simple  or  Leasehold  Interests.  The  interest  of the  related
          -------------------------------------
Mortgagor in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

     (43) Servicing. The servicing and collection practices used with respect to
          ---------
the Mortgage Loan have complied with applicable law and the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

     (44)  Originator's  Authorization  To Do Business.  To the extent  required
           -------------------------------------------
under applicable law, at all times when it held such Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located to the extent necessary to ensure the enforceability of such Mortgage Loan.

     (45) No Fraud In Origination. In the origination of the Mortgage Loan, none
          -----------------------
of the Mortgage Loan Seller, the originator, or any employee or mortgage broker, if any, of the Mortgage Loan Seller or the originator, engaged in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To the Mortgage Loan Seller's actual knowledge, no Mortgagor is guilty of defrauding or making an intentional material misrepresentation to the Mortgage Loan Seller or originator with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

     (46)  Appraisal.  In connection with its origination or acquisition of each
           ---------
Mortgage Loan, the Mortgage Loan Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's actual knowledge, had no interest, direct or indirect, in the Mortgagor, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal provides that it satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

     (47)  Jurisdiction  of  Organization.  In respect of each Mortgage Loan, in
           ------------------------------
reliance on certified copies of incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico.

     (48)  Mortgagor  Concentration.  Except as otherwise  specified on Schedule
           ------------------------
B-48, no single Mortgagor, and to Mortgage Loan Seller's knowledge, no group of affiliated Mortgagors is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance of $50,000,000 or more.

     (49) Escrows.  All escrow  deposits  (including  capital  improvements  and
          -------
environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of the Mortgage Loan Seller or its agents (which shall include the Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser.

     (50) Single Asset REMIC.  With respect to each of the single asset  REMICs,
          ------------------
there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

                              SCHEDULE to EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                      GMAC COMMERCIAL MORTGAGE CORPORATION


          Rep # 2:

          8520-8522 National Boulevard, Culver City, California (Control # 39856). A letter of credit delivered by the tenant has been assigned to GMACCM (and GMACCM now holds the original letter of credit as so transferred), but with a restriction on further transferability. The tenant has declined to re-issue the letter of credit without such restriction. Section 2.01(b) of the Pooling and Servicing Agreement contains provisions to address the assignment of proceeds of the letter of credit in circumstances where GMACCM is no longer the Master Servicer of the Mortgage Loan.

          Rep # 7:

          Valle Del Oro, Mesa, Arizona (Control Number: 38274). There is a threatened condemnation proceeding by the Arizona Department of Transportation and the estimated award amount is $1,147,000, which award shall be deposited with Lender and shall be available for restoration, with any balance to be disbursed to Borrower subject to satisfaction of certain conditions.

          Rep #14:

          All of the Mortgage Loans provide that cancellation for non-payment of premiums may occur upon 10 days notice.

          Valle  Del  Oro,  Mesa,  Arizona  (Control  Number:   38274)  Business
interruption insurance is for $4 Million, whereas 12 months rental income is $5,017,000.

          Doubletree Suites, Charleston, South Carolina (Control # 39438). The property is located in a 100-year flood zone, and the amount of the flood insurance policy provided for the property is only $1,000,000 on the Church Street location and $1,000,000 on the Hayne Street location. Additional coverage is available through general liability and excess liability insurance, but in an amount lower than the principal balance of the loan.

          Rep #18

               Rep # 18 (a): Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389). The PSEG ground lease is not recorded.

          Rep #18(b):

               Doubletree Suites, Charleston, South Carolina (Control # 39438). The Ground Lease is silent as to whether it is superior to any mortgage placed upon the related Fee Interest. The Ground Lease does provide that so long as the lessee, its successors and assigns, are not in default under the Ground Lease, their rights of possession and enjoyment of the Mortgaged Property shall not be disturbed by any mortgage on the related Fee Interest or by any foreclosure proceedings thereunder.

               Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389) None of the related fee interests are subordinated to the leasehold interest.

          Rep #18(c):

                           Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389). The PSEG ground lease required the consent of PSEG, not to be unreasonably withheld, in order to assign the interest in the ground lease.

          Rep #18(e):

               Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389). Notice and cure rights under the PSEG ground lease are ambiguous.

          Rep #18(f):

               Doubletree Suites, Charleston, South Carolina (Control # 39438). The Ground Lease is silent regarding whether the additional reasonable time period to cure lessee's default includes, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease. The Ground Lease does provide that no default shall be deemed to exist if steps in good faith have been commenced by lessee or the leasehold mortgagee to cure the same and shall be prosecuted to completion with diligence.

          Rep # 18(h):

               Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389). The requirement of the ground lessor to enter into a new lease with a mortgagee is ambiguious under the PSEG ground lease.

          Rep # 18 (i):

               Fashion Outlet of Las Vegas, Las Vegas, Nevada (Control # 40929). The Ground Lease provides that the award for a total taking shall be divided between Landlord and Tenant based upon their respective interests in the property, with Tenant's portion of the award being used to repay the leasehold mortgage debt after all unpaid amounts then due under the ground lease have been paid.

               Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389). The PSEG ground lease has no insurance provisions.

          Rep # 18(j):

               Fashion Outlet of Las Vegas, Las Vegas, Nevada (Control # 40929). Landlord is only required to give non-disturbance protection to subtenants with (a) a recognized national or regional retailer or (b) a brand name which is recognized nationally or regionally and (c) the term of the sublease is not in excess of 15 years (inclusive of unexercised options).

          Rep #18(l):

               Doubletree Suites, Charleston, South Carolina (Control # 39438). The Ground Lease is silent regarding whether any amendment/modification is binding upon the leasehold mortgagee if its consent is not first obtained thereto. The Ground Lease does provide that no such amendment/modification may be made without the consent of the leasehold mortgagee.

               Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389). No mortgagee consent is required to amend or modify the PSEG ground lease.

          Rep #22:

          Valle Del Oro, Mesa, Arizona (Control Number: 38274). There is a threatened condemnation proceeding by the Arizona Department of Transportation and the estimated award amount is $1,147,000, which award shall be deposited with Lender and shall be available for restoration, with any balance to be disbursed to Borrower subject to satisfaction of certain conditions.

          Rep # 23:

          Fashion Outlet of Las Vegas, Las Vegas, Nevada (Control # 40929). There is an existing $4 million, 5 year, fully amortizing, floating rate mezzanine loan secured by a pledge of equity interests in Borrower and new mezzanine debt may be obtained after the existing mezzanine debt is paid off, subject to certain enumerated conditions.

          Rep #28:

          River Oaks West Apartments, Novi, Michigan (Control Number 40723). Borrower is permitted, after the Optional Defeasance Date, to partially defease the Mortgage Loan and obtain a partial release of a portion of the Mortgaged Property for conversion to a condominium project

          Rep #33:

          Doubletree Suites, Charleston, South Carolina (Control # 39438). The organizational documents of Borrower do not specify that the Borrower shall have an outside independent director or manager, nor do the organizational documents of the Borrower's managing member specify that such managing member have an outside independent director or manager.

          Rep # 35:

          Fashion Outlet of Las Vegas, Las Vegas, Nevada (Control # 40929). The Property is not a separate tax lot. Lender is escrowing the full amount of taxes. Borrower has agreed to diligently pursue obtaining separate tax lot status for the Property, but we are unable to confirm whether an application with the governing authority has been made or approved or whether separate tax lots will be effective for the next tax year. Title insurance is in place which insures that if a tax lien is foreclosed that it will not harm the Borrower's leasehold position.

          Rep # 37:

          Victory - Cedar Hills, Jacksonville, Florida (Control # 38864). The term of the secured creditor policy expires less than five years after the maturity date of the Mortgage Loan.

          Rep # 39:

          Valle Del Oro, Mesa, Arizona (Control Number: 38274). Borrower is not required to deliver annual financial statements audited (or prepared and certified) by an independent certified public accountant upon the request of the Lender. These statements are only required to be certified by the Borrower.

          River Oaks West Apartments, Novi, Michigan (Control Number 40723). Borrower is not required to deliver annual financial statements audited (or prepaid and certified) by an independent public accountant. These statements are only required to be certified by the Borrower.

          Rep # 40:

          River Oaks West Apartments, Novi, Michigan (Control Number 40723). Several standard recourse carve-outs have been modified in the loan documents so as to be exceptions to Rep # 40. The aspects of these recourse carve-outs that give rise to the exception are underlined below:

          (a) fraud or intentional misrepresentation in connection with the execution and delivery of the Loan Documents.

          (b) Borrower's intentional misapplication or misappropriation of funds after the occurrence and during the continuance of a monetary event of default.

          (c) Borrower's intentional misapplication or misappropriation of rents or tenant security deposits collected more than one month in advance.

          (d) Borrower's intentional misapplication or misappropriation of insurance proceeds or condemnation awards after the occurrence and during the continuance of an event of default.

          Woodbridge Crossing Shopping Center, Woodbridge, New Jersey (Control # 40389). Only the Borrower is liable in the event of a violation of applicable environmental laws or breaches of environmental covenants. Only the Borrower has executed an environmental indemnity; however, an environmental insurance policy has been provided in lieu of such indemnity.

                                 SCHEDULE B-12D

                                [See Spreadsheet]

                                                           SCHEDULE B-14WS
------------------------- -------------------------------------------------------------------------------
STATE                     COUNTIES & SPECIFIC CITIES
------------------------- -------------------------------------------------------------------------------
Alabama                   Baldwin and Mobile
------------------------- -------------------------------------------------------------------------------
Delaware                  Sussex
------------------------- -------------------------------------------------------------------------------
Florida                   Entire State - All Counties
------------------------- -------------------------------------------------------------------------------
Georgia                   Bryan, Camden, Chatham, Glynn, Liberty, McIntosh
------------------------- -------------------------------------------------------------------------------
Hawaii                    Entire State - All Counties
------------------------- -------------------------------------------------------------------------------
Louisiana                 Cameron, Iberia, Jefferson, Lafourche, Orleans, Plaquemines, St. Bernard,
                          St. Mary, St. Tammany, Terrebonne, Vermillion
------------------------- -------------------------------------------------------------------------------
Massachusetts             Barnstable, Bristol, Dukes, Nantucket, Plymouth
------------------------- -------------------------------------------------------------------------------
Maryland                  Calvert, Dorchester, Somerset, St. Mary's, Wicomico, Warchester
------------------------- -------------------------------------------------------------------------------
Mississippi               Hancock, Harrison, Jackson
------------------------- -------------------------------------------------------------------------------
North Carolina            Beaufort, Bertie, Brunswick, Camden, Carteret, Choswan, Currituck, Dare,
                          Hyde, New Hanover, Onslow, Pamlico, Pasquotank, Pender, Perquimans, Tyrell,
                          Washington
------------------------- -------------------------------------------------------------------------------
New Jersey                Atlantic, Cape May, Cumberland, Monmouth, Ocean
------------------------- -------------------------------------------------------------------------------
New York                  Nassau, Suffolk
------------------------- -------------------------------------------------------------------------------
Puerto Rico               Entire Commonwealth - All Counties
------------------------- -------------------------------------------------------------------------------
South Carolina            Beaufort Berkeley, Charleston, Colleton, Georgetown, Horry
------------------------- -------------------------------------------------------------------------------
Texas                     Aransas, Brazorla, Calhoun, Cameron, Chambers, Galveston, Town of Baytown,
                          Jackson, Jefferson, Kenedyl, Kleiberg, Matagoda, Nueces, Refugio, San
                          Patricia, Willacy
------------------------- -------------------------------------------------------------------------------
Virginia                  Accomack, Chesapeake City, Gloucester, Hampton City, Isle of Wight, Lancaster,
                          Langley Field City, Little Creek City, Mathews, Middlesex, Newport News City,
                          Norfolk City, Northampton, Northumberland, Posquoson City, Portsmith
                          City, Suffolk City, Virginia Beach City, York.
------------------------- -------------------------------------------------------------------------------


                                 SCHEDULE B-14C

                                [See Spreadsheet]

                                  SCHEDULE B-17

                                [See Spreadsheet]

                                 SCHEDULE B-18G

                                [See Spreadsheet]

                                  SCHEDULE B-23

                                [See Spreadsheet]

                                  SCHEDULE B-28

                                [See Spreadsheet]

                                  SCHEDULE B-39

                                [See Spreadsheet]

                                  SCHEDULE B-40

                                [See Spreadsheet]

                                 SCHEDULE B-48







                                      C-1-1

                                   EXHIBIT C-1
          Form of Certificate of an Officer of the Mortgage Loan Seller

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                            CERTIFICATE OF SECRETARY

     I, the undersigned [Assistant] Secretary of GMAC COMMERCIAL MORTGAGE CORPORATION (the "Company" or "Mortgage Loan Seller"), hereby certify as follows:

          (1) I am a duly elected, qualified and acting [Assistant] Secretary of the Company.

          (2) The Company is a corporation organized under the laws of the State of California. A true and correct copy of the Certificate of Good Standing for the Company issued by the Secretary of State for the State of California is attached hereto as Exhibit I.

          (3) Also attached hereto as Exhibit I are true, correct and complete copies of the Company's Certificate of Incorporation and Bylaws, as amended through the date hereof.

          (4) Attached hereto as Exhibit II is a copy of certain resolutions of the Company which have been duly adopted by the Company and which remain in full force and effect as of the date hereof and have not been amended, rescinded or impaired in any way.

          (5) To  the  best  of my  knowledge,  no  proceedings  looking  toward
liquidation   or  dissolution  of  the  Mortgage  Loan  Seller  are  pending  or contemplated.

          (6) Each person listed below currently holds the title set forth opposite his or her name and the signature of each such person (whether applied manually, by facsimile or as an electronic signature) appearing below, opposite his or her name, is his or her genuine signature:

         NAME                    TITLE                 SIGNATURE

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

          (7) Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of August 14, 2003 (the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC
Commercial Mortgage Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the


                                       C-1-2
signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

          Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

          IN WITNESS WHEREOF, I have executed this Certificate as of this ___th day of August 2003.

                                    --------------------------------------------
                                    [Name], [Assistant] Secretary




                                     C-1-3

                                   EXHIBIT C-2

                 Form of Certificate of the Mortgage Loan Seller

               Certificate of GMAC Commercial Mortgage Corporation

     In connection with the execution and delivery by GMAC Commercial Mortgage Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of August 14, 2003 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this __th day of August 2003.

                                    GMAC COMMERCIAL MORTGAGE CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:





                                     C-2-1